EXHIBIT 99.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER
PURSUANT TO
SECTION 906 OF THE SARBANESOXLEY ACT OF 2002
(18 U.S.C. 1350)

In connection with the Quarterly Report of Wells Real Estate Fund V, L.P. (the “Registrant”) on Form 10-Q for the three month period ended September 30, 2002, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned, Leo F. Wells, III, Chief Executive Officer of the corporate general partner of the General Partner of the Registrant, hereby certifies, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. 1350), that, to the best of his knowledge and belief:

         (1)   The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2)   The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

/s/ LEO F. WELLS, III

Leo F. Wells, III Chief Executive Officer November 13, 2002

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